INVESCO FLOATING RATE FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-09913
SERIES NO.:         6

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 41,201
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                            $ 25,284
           Class R                            $    495
           Class Y                            $ 39,481
           Class R5                           $    213
           Class R6                           $  4,858
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $ 0.3579
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                            $ 0.3177
           Class R                            $ 0.3392
           Class Y                            $ 0.3767
           Class R5                           $ 0.3784
           Class R6                           $ 0.3859
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             112,616
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                              75,790
           Class R                               1,581
           Class Y                             106,789
           Class R5                                458
           Class R6                             12,956
74V.   1   Net asset value per share (to nearest cent)
           Class A                            $   7.56
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                            $   7.52
           Class R                            $   7.57
           Class Y                            $   7.54
           Class R5                           $   7.56
           Class R6                           $   7.56

INVESCO LOW VOLATILITY EQUITY YIELD FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-09913
SERIES NO.:         7

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                $ 6,010
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                $   192
           Class C                                $   766
           Class R                                $     5
           Class Y                                $   175
           Investor Class                         $ 1,749
           Class R5                               $   499
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                $0.3106
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                $0.2244
           Class C                                $0.2238
           Class R                                $0.2814
           Class Y                                $0.3397
           Investor Class                         $0.3115
           Class R5                               $0.3567
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 18,906
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                    567
           Class C                                  3,242
           Class R                                     18
           Class Y                                    515
           Investor Class                           5,606
           Class R5                                 1,467
74V.   1   Net asset value per share (to nearest cent)
           Class A                                $  9.40
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                $  9.26
           Class C                                $  9.24
           Class R                                $  9.35
           Class Y                                $  9.45
           Investor Class                         $  9.43
           Class R5                               $  9.46

INVESCO GLOBAL REAL ESTATE INCOME FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-09913
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $23,842
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    51
           Class C                            $ 3,912
           Class Y                            $19,396
           Class R5                           $ 1,049
           Class R6                           $    69
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.3829
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.3118
           Class C                            $0.3118
           Class Y                            $0.4052
           Class R5                           $0.4110
           Class R6                           $0.4187
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             56,724
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                121
           Class C                             11,826
           Class Y                             45,330
           Class R5                             1,613
           Class R6                               164
74V.   1   Net asset value per share (to nearest cent)
           Class A                            $  8.81
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $  8.79
           Class C                            $  8.79
           Class Y                            $  8.79
           Class R5                           $  8.81
           Class R6                           $  8.81

INVESCO CORE PLUS BOND FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-09913
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $14,918
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $   299
           Class C                            $ 1,473
           Class R                            $   179
           Class Y                            $ 2,379
           Class R5                           $    34
           Class R6                           $10,732
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.3921
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.3100
           Class C                            $0.3100
           Class R                            $0.3645
           Class Y                            $0.4191
           Class R5                           $0.4189
           Class R6                           $0.4265
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             46,567
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                799
           Class C                              6,130
           Class R                                550
           Class Y                              9,620
           Class R5                                63
           Class R6                            25,878
74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 10.63
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 10.63
           Class C                            $ 10.63
           Class R                            $ 10.63
           Class Y                            $ 10.64
           Class R5                           $ 10.63
           Class R6                           $ 10.63

INVESCO GROWTH AND INCOME FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-09913
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 95,853
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $  1,361
           Class C                            $  3,750
           Class R                            $  2,785
           Class Y                            $ 46,674
           Class R5                           $ 18,554
           Class R6                           $ 16,315
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $ 0.5391
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $ 0.5351
           Class C                            $ 0.3258
           Class R                            $ 0.4688
           Class Y                            $ 0.6099
           Class R5                           $ 0.6397
           Class R6                           $ 0.6672
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             174,949
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               2,018
           Class C                              12,300
           Class R                               5,465
           Class Y                              74,106
           Class R5                             28,986
           Class R6                             28,247
74V.   1   Net asset value per share (to nearest cent)
           Class A                            $  25.44
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $  25.24
           Class C                            $  25.17
           Class R                            $  25.45
           Class Y                            $  25.46
           Class R5                           $  25.49
           Class R6                           $  25.49

INVESCO EQUALLY-WEIGHTED S&P 500 FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-09913
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $16,859
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    75
           Class C                            $ 2,502
           Class R                            $   625
           Class Y                            $16,047
           Class R6                           $ 1,937
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.4917
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.2585
           Class C                            $0.2585
           Class R                            $0.4128
           Class Y                            $0.5866
           Class R6                           $0.6198
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             38,176
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                192
           Class C                             16,677
           Class R                              1,921
           Class Y                             41,137
           Class R6                             3,773
74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 46.87
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 46.56
           Class C                            $ 45.03
           Class R                            $ 46.65
           Class Y                            $ 47.30
           Class R6                           $ 47.37

INVESCO CALIFORNIA TAX-FREE INCOME FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-09913
SERIES NO.:         14

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $11,927
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                           $   621
           Class C                           $   862
           Class Y                           $   996
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.4371
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                           $0.4433
           Class C                           $0.3830
           Class Y                           $0.4665
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            24,895
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                             1,242
           Class C                             2,329
           Class Y                             1,953
74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 12.09
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 12.20
           Class C                           $ 12.16
           Class Y                           $ 12.13

INVESCO EQUITY AND INCOME FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-09913
SERIES NO.:         17

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $260,216
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $  7,022
           Class C                            $ 30,003
           Class R                            $  5,368
           Class Y                            $ 21,553
           Class R5                           $ 12,247
           Class R6                           $  4,727
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $ 0.2833
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $ 0.1968
           Class C                            $ 0.1978
           Class R                            $ 0.2569
           Class Y                            $ 0.3107
           Class R5                           $ 0.3192
           Class R6                           $ 0.3289
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             987,080
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                              27,718
           Class C                             169,592
           Class R                              22,079
           Class Y                              78,330
           Class R5                             41,094
           Class R6                             19,108
74V.   1   Net asset value per share (to nearest cent)
           Class A                            $  10.01
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $   9.78
           Class C                            $   9.83
           Class R                            $  10.05
           Class Y                            $  10.01
           Class R5                           $  10.02
           Class R6                           $  10.01

INVESCO S&P 500 INDEX FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-09913
SERIES NO.:         21

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 6,708
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                           $    42
           Class C                           $   776
           Class Y                           $   489
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.2601
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                           $0.1210
           Class C                           $0.1209
           Class Y                           $0.3091
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            24,963
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               244
           Class C                             7,966
           Class Y                             2,217
74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 21.42
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 20.94
           Class C                           $ 20.70
           Class Y                           $ 21.67

INVESCO AMERICAN FRANCHISE FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-09913
SERIES NO.:         22

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                           504,651
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                            10,279
          Class C                                            24,381
          Class R                                             1,883
          Class Y                                             9,118
          Class R5                                            3,000
          Class R6                                            5,170
74V.  1   Net asset value per share (to nearest cent)
          Class A                                          $  16.49
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                          $  16.08
          Class C                                          $  15.64
          Class R                                          $  16.31
          Class Y                                          $  16.69
          Class R5                                         $  16.68
          Class R6                                         $  16.72

INVESCO PENNSYLVANIA TAX FREE INCOME FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-09913
SERIES NO.:         25

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 3,881
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                           $    49
           Class C                           $   264
           Class Y                           $   115
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.5652
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                           $0.5664
           Class C                           $0.4534
           Class Y                           $0.6072
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             6,837
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                76
           Class C                               576
           Class Y                               202
74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 16.44
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 16.48
           Class C                           $ 16.46
           Class Y                           $ 16.46

INVESCO SMALL CAP DISCOVERY FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-09913
SERIES NO.:         26

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            48,382
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                               815
          Class C                                             7,127
          Class Y                                             8,848
          Class R5                                              613
          Class R6                                            6,915
74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 10.60
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $  9.46
          Class C                                           $  8.81
          Class Y                                           $ 11.02
          Class R5                                          $ 11.08
          Class R6                                          $ 11.09

INVESCO STRATEGIC REAL RETURN FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2015
FILE NUMBER :       811-09913
SERIES NO.:         27

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $   220
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                            $     6
           Class R                            $    --
           Class Y                            $   216
           Class R5                           $    --
           Class R6                           $    --
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.2629
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                            $0.1890
           Class R                            $0.2384
           Class Y                            $0.2877
           Class R5                           $0.2877
           Class R6                           $0.2877
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                929
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                 48
           Class R                                  3
           Class Y                                749
           Class R5                                 1
           Class R6                                 1
74V.   1   Net asset value per share (to nearest cent)
           Class A                            $  9.62
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                            $  9.61
           Class R                            $  9.62
           Class Y                            $  9.62
           Class R5                           $  9.62
           Class R6                           $  9.62